SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549


                                 FORM 8-K



                              CURRENT REPORT


  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



     Date of Report (date of earliest event reported):   July 25, 2000



                         Nyer Medical Group, Inc.
          (Exact Name of Registrant as Specified in its Charter)


    Florida                        000-20175                01-04699607
   (State or other jurisdiction   (Commission              (IRS Employer
   of incorporation)              File Number)            Identification No.)


                 1292 Hammond Street, Bangor, Maine  04401
          (Address of principal executive offices)    (Zip Code)


   Registrant's telephone number, including area code    (207) 942-5273



                                    N/A
       (Former name or former address, if changed since last report)










Item Four. Changes in Registrant's Certifying Accountant


      (a) On July 25, 2000, Nyer Medical Group, Inc. (the Company") received a letter of resignation from its independent certified public accountants, PricewaterhouseCoopers, LLP, terminating the client-auditor relationship between the Company and PricewaterhouseCoopers, LLP. A copy of this letter is annexed as Exhibit A to this Form 8-K.
     The reports of PricewaterhouseCoopers, LLP on the financial statements for the past two fiscal years ending December 31, 1998 and 1999 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle. In connection with its audits for the two most recent fiscal years and through July 25, 2000, the date of resignation, there has been no disagreements with PricewaterhouseCoopers, LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure within the scope of Item 304(a)(1)(iv) of Regulation S-K, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers, LLP would have caused them to make reference thereto in their report on the financial statements for such years. During the Company's two most recent fiscal years and the interim period through the receipt of the resignation letter, there have been no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.
     The registrant has requested that PricewaterhouseCoopers, LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements, a copy of such letter, dated August 1, 2000, is filed as
Exhibit 16.1 to this Form 8-K.

    (b) The Company is in the process of engaging new independent certified public accountants.



                                Signatures


      Pursuant to the requirements of the Securities Exchange Act of 1934,

   the registrant has duly caused this to be signed on its behalf by the undersigned, thereunto duly authorized.


                                          Nyer Medical Group, Inc.
                                          (Registrant)


By (Signature and Title): /s/ Samuel Nyer
                              Samuel Nyer, President




Date:  August 1, 2000


































                                 EXHIBIT A


                        PricewaterhouseCoopers, LLP
                             130 Middle Street
                         Portland, ME  04104-5059


July 25, 2000

Ms. Karen Wright
Chief Financial Officer
Nyer Medical Group, Inc.
1292 Hammond Street
Bangor, ME  04401


Dear Ms. Wright:

This is to confirm that the client-auditor relationship between Nyer Medical Group, Inc. (Commission File Number 000-20175) and
PricewaterhouseCoopers, LLP has ceased.

Very truly yours,

/s/ PricewaterhouseCoopers LLP


cc: Chief Accountant
    SECPS Letter File, Mail Stop 11-3
    Securities and Exchange Commission
    450 Fifth Street, N.W.
    Washington, D.C.  20549
















                                    EXHIBIT 16.1


                        PricewaterhouseCoopers, LLP
                             130 Middle Street
                         Portland, ME  04104-5059


August 1, 2000

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549


Commissioners:

We have read the statements made by Nyer Medical Group, Inc. (copy attached), which we understand will be filed with the Commission, pursuant to Item 4 of Form 8-K, as part of the Company's Form 8-K report dated July 25, 2000. We agree with the statements concerning our Firm in such Form 8-K.


Very truly yours,

/s/ PricewaterhouseCoopers, LLP